Exhibit 99.1

KILROY
REALTY

CORPORATION

Second Quarter 2001 Supplemental Financial Report

Some of the enclosed information presented is forward-looking in nature, including information concerning development timing and investment amounts. Although the information is based on Kilroy Realty Corporation's current expectations, actual results could vary from expectations stated here. Numerous factors will affect Kilroy Realty Corporation's actual results, some of which are beyond its control. These include the timing and strength of regional economic growth, the strength of commercial and industrial real estate markets, competitive market conditions, future interest rate levels and capital market conditions. You are cautioned not to place undue reliance on this information, which speaks only as of the date of this report. Kilroy Realty Corporation assumes no obligation to update publicly any forward-looking information, whether as a result of new information, future events or otherwise. For a discussion of important risks related to Kilroy Realty Corporation's business, and an investment in its securities, including risks that could cause actual results and events to differ materially from results and events referred to in the forward-looking information, see the discussion under the caption "Business Risks" in Kilroy Realty Corporation's annual report on Form 10-K for the year ended December 31, 2000. In light of these risks, uncertainties and assumptions, the forward-looking events contained in this supplement information might not occur.

 Kilroy Realty Corporation
Second Quarter 2001 Supplemental Financial Report

Financial Highlights
(unaudited, $ in thousands, except per share amounts)

	Three Months Ended June 30,			Six Months Ended June 30,
	2001	2000	% Change	2001	2000	% Change
INCOME ITEMS:
Revenues	$ 58,234	$ 45,336	28.4%	$ 108,601	$ 89,106	21.9%
Net Operating Income	45,395	34,798	30.5%	84,404	69,048	22.2%
Net Income	15,097	12,804	17.9%	21,523	22,381	(3.8%)
Funds From Operations	28,237	20,153	40.1%	50,113	40,832	22.7%
Funds Available for Distribution	24,095	17,264	39.6%	43,627	35,737	22.1%

Funds From Operations per share—diluted	$ 0.93	$ 0.67	38.5%	$ 1.64	$ 1.33	23.3%
Funds Available for Distribution per share—diluted	0.79	0.57	38.0%	1.43	1.17	22.7%

Dividend per share	$ 0.48	$ 0.45	6.7%	$ 0.96	$ 0.90	6.7%

RATIOS:
Interest Coverage Ratio(1)	4.0x	3.4x		3.7x	3.7x
Fixed Charge Coverage Ratio(2)	3.0x	2.5x		2.8x	2.7x
FFO Payout Ratio(3)	51.6%	67.4%	(15.8%)	58.0%	66.4%	(8.4%)
FAD Payout Ratio(4)	60.4%	78.7%	(18.3%)	66.7%	75.8%	(9.1%)

	June 30, 2001	Dec. 31, 2000	% Change
ASSETS:
Investments in Real Estate before Depreciation	$ 1,583,957	$ 1,496,477	5.8%
Total Assets	1,453,841	1,457,169	(0.2%)

CAPITALIZATION:
Total Debt	$ 723,947	$ 723,688	0.0%
Total Preferred Stock(5)	155,000	155,000	0.0%
Total Market Equity Value(5)	882,558	848,162	4.1%
Total Market Capitalization(5)	1,761,505	1,726,850	2.0%
Total Debt / Total Market Capitalization	41.1%	41.9%	(0.8%)

(1)	Calculated as income from operations before interest expense and depreciation and amortization divided by interest expense plus loan cost amortization.
(2)	Calculated as income from operations before interest expense and depreciation and amortization divided by interest expense plus loan cost amortization and current year paid and accrued preferred dividends.
(3)	Calculated as current year dividends paid and accrued to common shareholders divided by Funds From Operations.
(4)	Calculated as current year dividends paid and accrued to common shareholders divided by Funds Available for Distribution.
(5)	See "Capital Structure" on page 15.

Kilroy Realty Corporation
Second Quarter 2001 Supplemental Financial Report

Consolidated Balance Sheets
(Unaudited, $ in thousands)

	June 30, 2001	December 31, 2000
ASSETS:
Land and improvements	$ 285,733	$ 266,444
Buildings and improvements	1,154,660	1,054,995
Undeveloped land and construction in progress, net	143,564	162,633
Investment in unconsolidated real estate		12,405

Total investment in real estate	1,583,957	1,496,477
Accumulated depreciation and amortization	(224,157)	(205,332)

Investment in real estate, net	1,359,800	1,291,145

Cash and cash equivalents	13,898	17,600
Restricted cash	7,222	35,014
Tenant receivables, net	30,095	32,521
Note receivable from related party		33,274
Deferred financing and leasing costs, net	37,455	39,674
Prepaid expenses and other assets	5,371	7,941

TOTAL ASSETS	$ 1,453,841	$ 1,457,169

LIABILITIES AND STOCKHOLDERS’ EQUITY:
Liabilities:
Secured debt	$ 438,947	$ 432,688
Unsecured line of credit	185,000	191,000
Unsecured term facility	100,000	100,000
Accounts payable and accrued expenses	38,554	33,911
Accrued distributions	14,558	13,601
Rents received in advance and tenant security deposits	16,302	17,810

Total liabilities	793,361	789,010

Minority Interests:
8.075% Series A Cumulative Redeemable Preferred unitholders	73,716	73,716
9.375% Series C Cumulative Redeemable Preferred unitholders	34,464	34,464
9.250% Series D Cumulative Redeemable Preferred unitholders	44,321	44,321
Common unitholders of the Operating Partnership	50,076	62,485
Minority interest in Development LLCs	12,177	11,748

Total minority interests	214,754	226,734

Stockholders’ Equity:
Common stock	273	265
Additional paid-in capital	474,864	460,390
Distributions in excess of earnings	(23,742)	(19,230)
Accumulated other comprehensive loss	(5,669)

Total stockholders’ equity	445,726	441,425

TOTAL LIABILITIES & STOCKHOLDERS’ EQUITY	$1,453,841	$ 1,457,169

Kilroy Realty Corporation
Second Quarter 2001 Supplemental Financial Report

Consolidated Statements of Operations
(Unaudited, $ in thousands, except per share amounts)

	Three Months Ended June 30,			Six Months Ended June 30,
	2001	2000	% Change	2001	2000	% Change
REVENUES:
Rental income	$ 46,029	$ 39,370	16.9%	$90,408	$77,072	17.3%
Tenant reimbursements	6,170	4,594	34.3%	11,690	9,288	25.9%
Interest income	277	1,016	(72.7%)	713	1,302	(45.2%)
Other income	5,758	356	1517.4%	5,790	1,444	301.0%

Total revenues	58,234	45,336	28.4%	108,601	89,106	21.9%

EXPENSES:
Property expenses	7,443	6,074	22.5%	14,338	11,532	24.3%
Real estate taxes	4,744	3,049	55.6%	8,379	6,436	30.2%
General and administrative expenses	3,034	2,555	18.7%	6,388	5,187	23.2%
Ground leases	375	399	(6.0%)	767	788	(2.7%)
Interest expense	10,612	9,948	6.7%	21,403	17,776	20.4%
Depreciation and amortization	12,521	9,645	29.8%	25,954	18,968	36.8%

Total expenses	38,729	31,670	22.3%	77,229	60,687	27.3%

INCOME FROM OPERATIONS	19,505	13,666	42.7%	31,372	28,419	10.4%
Net gains on dispositions of operating properties	1,234	4,273	(71.1%)	1,539	3,968	(61.2%)

INCOME BEFORE MINORITY INTERESTS AND CUMULATIVE EFFECT OF CHANGE IN ACCOUNTING PRINCIPLE	20,739	17,939	15.6%	32,911	32,387	1.6%

MINORITY INTERESTS:
Distributions on Cumulative Redeemable Preferred units	(3,375)	(3,375)	0.0%	(6,750)	(6,750)	0.0%
Minority interest in earnings of Operating Partnership	(1,796)	(1,843)	(2.6%)	(2,641)	(3,215)	(17.9%)
Minority interest in earnings of Development LLCs	(471)	83	(667.5%)	(605)	(41)	1375.6%

Total minority interests	(5,642)	(5,135)	9.9%	(9,996)	(10,006)	(0.1%)

NET INCOME BEFORE CUMULATIVE EFFECT OF CHANGE IN ACCOUNTING PRINCIPLE	15,097	12,804	17.9%	22,915	22,381	2.4%
CUMULATIVE EFFECT OF CHANGE IN ACCOUNTING PRINCIPLE				(1,392)		(100.0%)

NET INCOME	$ 15,097	$ 12,804	17.9%	$21,523	$22,381	(3.8%)

Weighted average shares outstanding—basic	27,160	26,259		26,938	26,744
Weighted average shares outstanding—diluted	27,380	26,348		27,177	26,788

NET INCOME PER COMMON SHARE:
Income per common share—basic	$ 0.56	$ 0.49	14.3%	$ 0.80	$ 0.84	(4.8%)

Income per common share—diluted	$ 0.55	$ 0.49	12.2%	$ 0.79	$ 0.84	(6.0%)

Kilroy Realty Corporation
Second Quarter 2001 Supplemental Financial Report

Funds From Operations and Funds Available for Distribution
(Unaudited, $ in thousands, except per share amounts)

	Three Months Ended June 30,			Six Months Ended June 30,
	2001	2000	% Change	2001	2000	% Change
FUNDS FROM OPERATIONS:
Net income	$15,097	$12,804	17.9%	$21,523	$22,381	(3.8%)
Adjustments:
Minority interest in earnings of Operating Partnership	1,796	1,843	(2.6%)	2,641	3,215	(17.9%)
Depreciation and amortization	12,030	9,645	24.7%	25,000	18,968	31.8%
Net gains on dispositions of operating properties	(1,234)	(4,273)	(71.1%)	(1,539)	(3,968)	(61.2%)
Cumulative effect of change in accounting principle				1,392		100.0%
Non-cash amortization of restricted stock grants	548	134	309.0%	1,096	236	364.4%

Funds From Operations	$28,237	$20,153	40.1%	$50,113	$40,832	22.7%

Weighted average common shares/units outstanding-basic	30,260	30,041		30,243	30,586
Weighted average common shares/units outstanding-diluted	30,481	30,131		30,482	30,630

Funds From Operations per common share/unit-basic	$ 0.93	$ 0.67	39.1%	$ 1.66	$ 1.33	24.1%

Funds From Operations per common share/unit-diluted	$ 0.93	$ 0.67	38.5%	$ 1.64	$ 1.33	23.3%

FUNDS AVAILABLE FOR DISTRIBUTION:
Funds From Operations	$28,237	$20,153	40.1%	$50,113	$40,832	22.7%
Adjustments:
Amortization of deferred financing costs	399	487	(18.1%)	780	693	12.6%
Tenant improvements, leasing commissions and recurring capital expenditures	(3,668)	(1,827)	100.8%	(4,679)	(2,731)	71.3%
Net effect of straight-line rents	(873)	(1,549)	(43.6%)	(2,587)	(3,057)	(15.4%)

Funds Available for Distribution	$24,095	$17,264	39.6%	$43,627	$35,737	22.1%

Funds Available for Distribution per common share/unit-basic	$ 0.80	$ 0.57	38.6%	$ 1.44	$ 1.17	23.5%

Funds Available for Distribution per common share/unit-diluted	$ 0.79	$ 0.57	38.0%	$ 1.43	$ 1.17	22.7%

Kilroy Realty Corporation
Second Quarter 2001 Supplemental Financial Report
Financial Results Excluding Impact of Second Quarter Lease Termination Fee
(unaudited, $ in thousands, except per share amounts)

	Three Months Ended June 30,				Six Months Ended June 30,

	2001	2000	% Change		2001	2000	% Change

FUNDS FROM OPERATIONS:
Funds From Operations as reported	$28,237	$20,153	40.1%		$50,113	$40,832	22.7%
Lease termination fee (1)	(5,352)				(5,352)

Funds From Operations excluding impact of lease termination fee	$22,885	$20,153	13.6%		$44,761	$40,832	9.6%

Weighted average common shares/units outstanding - diluted	30,481	30,131			30,482	30,630

Adjusted Funds From Operations per common share/unit - diluted	$0.75	$0.67	14.9%		$1.47	$1.33	12.0%

FUNDS AVAILABLE FOR DISTRIBUTION:
Funds Available for Distribution as reported	$24,095	$17,264	39.6%		$43,627	$35,737	22.1%
Lease termination fee (1)	(5,352)				(5,352)

Funds Available for Distribution excluding impact of lease termination fee	$18,743	$17,264	8.6%		$38,275	$35,737	7.1%

Adjusted Funds Available for Distribution per common share/unit - diluted	$0.61	$0.57	7.0%		$1.26	$1.17	6.8%

RATIOS:
Interest Coverage Ratio	3.5x	3.4x			3.4x	3.7x
Fixed Charge Coverage Ratio	2.6x	2.5x			2.6x	2.7x
FFO Payout Ratio	63.6x	67.4%	(3.8%	)	65.0%	66.4%	(1.4%	)
FAD Payout Ratio	77.7x	78.7%	(1.0%	)	76.0%	75.8%	0.2%

(1) The lease termination fee of $5.4 million represents the $15.0 million in letters of credit proceeds offset by $9.6 million of accounts receivable and other costs and obligations associated with the lease.

Kilroy Realty Corporation
Second Quarter 2001 Supplemental Financial Report

Net Operating Income Breakdown

As of June 30, 2001(1)

% OF TOTAL NOI BY PRODUCT TYPE:
Office:
Los Angeles	42.7%
Orange County	3.6%
San Diego	25.7%
Other	5.2%

Subtotal	77.2%

Industrial:
Los Angeles	2.9%
Orange County	17.4%
Other	2.5%

Subtotal	22.8%

% OF TOTAL NOI BY REGION:
Los Angeles	45.6%
Orange County	21.0%
San Diego	25.7%
Other	7.7%

Total	100.0%

(1) Based on Net Operating Income for the six months ended June 30, 2001.

Kilroy Realty Corporation
Second Quarter 2001 Supplemental Financial Report

Same Store Analysis (3)
($ in thousands)

	Three Months Ended June 30,				Six Months Ended June 30,
	2001	2000	$ Change	% Change	2001	2000	$ Change	% Change
TOTAL SAME STORE PORTFOLIO
Operating Revenues:
Rental income	$35,773	$34,908	$ 865	2.5%	$71,615	$69,345	$2,270	3.3%
Tenant reimbursements(1)	5,308	4,104	1,204	29.3%	9,842	8,365	1,477	17.7%
Other income(2)	363	362	1	0.3%	417	1,436	(1,019)	(71.0%)

Total operating revenues	$41,444	$39,374	$2,070	5.3%	$81,874	$79,146	$2,728	3.4%

Operating Expenses:
Property expenses(2)	$ 5,838	$ 5,542	$ 296	5.3%	$11,046	$10,491	$ 555	5.3%
Real estate taxes(1)	3,565	2,644	921	34.8%	6,571	5,672	899	15.8%
Ground leases	325	389	(64)	(16.5%)	657	770	(113)	(14.7%)

Total operating expenses	$ 9,728	$ 8,575	$1,153	13.4%	$18,274	$16,933	$1,341	7.9%

Net Operating Income	$31,716	$30,799	$ 917	3.0%	$63,600	$62,213	$1,387	2.2%

(1)
The results for the three and six months ended June 30, 2000 include $0.3 million of real estate tax refunds. The results for the three and six months ended June 30, 2001 include $0.6 million in supplemental real estate taxes, and $0.5 million in related tenant reimbursements which represents an estimate of the amount of supplemental real estate taxes collectible from tenants.

(2)
The results for the six months ended June 30, 2000 include a net lease termination fee of $0.5 million. The results for the six months ended June 30, 2001 include $140,000 for repairs at the Sea Tac Office Center due to damage resulting from the Seattle earthquake that occurred February 28, 2001. Net of these non-recurring revenues and expenses, the increase in total operating revenues, total operating expenses and net operating income for the six months ended June 30 would have been 4.1%, 7.1% and 3.3%, respectively.

(3)	Same store defined as all stabilized properties owned at January 1, 2000 and still owned at June 30, 2001.

Kilroy Realty Corporation
Second Quarter 2001 Supplemental Financial Report

Stabilized Portfolio and Occupancy Overview

	# of Buildings	Square Feet			Occupancy at:
		Total	Leased	Available	6/30/2001	3/31/2001	12/31/2000
OCCUPANCY BY PRODUCT TYPE:
Office:
Los Angeles	31	3,199,985	2,874,741	325,244	89.8%	96.6%	97.3%
Orange County	13	624,866	506,369	118,497	81.0%	71.2%	73.6%
San Diego	37	2,700,483	2,700,483	—	100.0%	100.0%	100.0%
Other	6	709,575	696,528	13,047	98.2%	98.2%	98.2%

Subtotal	87	7,234,909	6,778,121	456,788	93.7%	95.7%	96.2%

Industrial:
Los Angeles	7	554,490	550,979	3,511	99.4%	99.9%	99.8%
Orange County	62	4,393,537	4,199,594	193,943	95.6%	97.0%	97.1%
Other	6	657,921	657,921	—	100.0%	100.0%	100.0%

Subtotal	75	5,605,948	5,408,494	197,454	96.5%	97.7%	97.8%

OCCUPANCY BY REGION:
Los Angeles	38	3,754,475	3,425,720	328,755	91.2%	97.1%	97.7%
Orange County	75	5,018,403	4,705,963	312,440	93.8%	93.8%	94.2%
San Diego	37	2,700,483	2,700,483	—	100.0%	100.0%	100.0%
Other	12	1,367,496	1,354,449	13,047	99.0%	99.1%	99.1%

TOTAL PORTFOLIO	162	12,840,857	12,186,615	654,242	94.9%	96.6%	97.0%

AVERAGE OCCUPANCY – STABILIZED PORTFOLIO				AVERAGE OCCUPANCY – SAME STORE PORTFOLIO
	Office	Industrial	Total		2001	2000	% Change
Quarter-to-Date	94.7%	97.1%	95.8%	Quarter-to-Date	95.7%	97.5%	(1.8%)
Year-to-Date	94.9%	97.1%	96.0%	Year-to-Date	96.1%	97.3%	(1.2%)

Kilroy Reality Corporation
Second Quarter 2001 Supplemental Financial Report

Leasing Activity

Quarter-to-Date

					2nd Generation					Weighted Average Lease Term (Mo.)
	# of Leases(1)		Square Feet(1)		TI/LC Per Sq.Ft.	Maintenance Capex Per Sq.Ft.(2)	Changes in Rents(3)	Changes in Cash Rents(4)	Retention Rates(5)
	New	Renewal	New	Renewal
Office	10	14	79,068	319,707	$8.61	$0.04	24.3%	14.5%	76.0%	81
Industrial	11	14	28,752	249,168	$2.57	$0.01	20.8%	3.1%	70.9%	70

Total	21	28	107,820	568,875	$6.13	$0.03	23.5%	11.5%	74.4%	76

Year-to-Date

					2nd Generation					Weighted Average Lease Term (Mo.)
	# of Leases(1)		Square Feet(1)		TI/LC Per Sq.Ft.	Maintenance Capex Per Sq.Ft.(2)	Changes in Rents(3)	Changes in Cash Rents(4)	Retention Rates(5)
	New	Renewal	New	Renewal
Office	16	22	115,386	406,262	$7.33	$0.07	24.1%	13.9%	63.3%	70
Industrial	18	22	52,682	418,436	$2.44	$0.02	38.9%	18.4%	77.1%	64

Total	34	44	168,068	824,698	$4.96	$0.05	28.4%	15.3%	64.8%	67

(1)	Includes first and second generation space, net of month-to-month leases. Excludes leasing on new construction. First generation space is defined as the space first leased by the Company.
(2)	Calculated over entire stabilized portfolio.
(3)	Calculated as the change between GAAP rents for new/renewed leases and the expiring GAAP rents for the same space.
(4)	Calculated as the change between stated rents for new/renewed leases and the expiring stated rents for the same space.
(5)	Calculated as the percentage of space either renewed or expanded into by existing tenants at lease expiration.

Kilroy Reality Corporation
Second Quarter 2001 Supplemental Financial Report

Lease Expiration Schedule
($ in thousands)

Year of Expiration	# of Expiring Leases	Total Square Feet(1)		% of Total Leased Sq. Ft.	Annual Base Rent	Annual Rent per Sq. Ft.
OFFICE:
Remaining 2001	32	275,524		4.5%	$ 4,999	$18.14
2002	63	498,125		8.1%	9,224	18.52
2003	57	453,551		7.4%	7,809	17.22
2004	55	795,102		12.9%	17,683	22.24
2005	51	885,903		14.4%	16,178	18.26
2006	37	593,864		9.6%	14,224	23.95
2007	16	659,998		10.7%	12,738	19.30
2008	8	391,302		6.3%	8,660	22.13
2009	10	687,213		11.1%	17,281	25.15
2010 and beyond	18	921,887		15.0%	26,659	28.92

Subtotal	347	6,162,469		100.0%	$135,455	$21.98

INDUSTRIAL:
Remaining 2001	37	237,198		4.4%	$ 1,989	$ 8.39
2002	59	339,641		6.3%	3,119	9.18
2003	53	745,075		13.7%	5,185	6.96
2004	21	564,287		10.4%	4,092	7.25
2005	16	756,702		13.9%	5,758	7.61
2006	10	590,638		10.9%	4,572	7.74
2007	3	164,595		3.0%	1,396	8.48
2008	5	839,712		15.5%	6,268	7.46
2009	7	505,976		9.3%	3,654	7.22
2010 and beyond	7	686,422		12.6%	7,715	11.24

Subtotal	218	5,430,246		100.0%	$ 43,748	$ 8.06

TOTAL PORTFOLIO:
Remaining 2001	69	512,722		4.4%	$ 6,988	$13.63
2002	122	837,766		7.2%	12,343	14.73
2003	110	1,198,626		10.3%	12,994	10.84
2004	76	1,359,389		11.7%	21,775	16.02
2005	67	1,642,605		14.3%	21,936	13.35
2006	47	1,184,502		10.2%	18,796	15.87
2007	19	824,593		7.1%	14,134	17.14
2008	13	1,231,014		10.6%	14,928	12.13
2009	17	1,193,189		10.3%	20,935	17.55
2010 and beyond	25	1,608,309		13.9%	34,374	21.37

Total	565	11,592,715	(1)	100.0%	$179,203	$15.46

(1) Excludes space leased under month-to-month leases at June 30, 2001.

Kilroy Reality Corporation
Second Quarter 2001 Supplemental Financial Report

2001 Dispositions
($ in thousands)

Project	Location	Type	Month of Disposition	Square Feet	Sales Price
1st QUARTER:
6828 Nancy Ridge Drive	San Diego, CA	Industrial	February	39,669	$ 3,300

2nd QUARTER:
199 & 201 N. Sunrise Avenue	Roseville, CA	Industrial	April	162,203	$15,400

TOTAL YEAR-TO-DATE DISPOSITIONS				201,872	$18,700

Kilroy Realty Corporation
Second Quarter 2001 Supplemental Financial Report

Stabilized Development
($ in thousands)

Project	Location	Type	Start Date	Completion Date	Rentable Square Feet	Total Est. Investment	Occupancy
1st QUARTER:
None

2nd QUARTER:
Pacific Technology Center	San Diego, CA	Office	1Q 2000	2Q 2001	67,995	$12,190	100%
Sorrento Rim Business Park II	San Diego, CA	Office	2Q 2000	2Q 2001	102,875	25,342	100%

Subtotal					170,870	$37,532

TOTAL YEAR-TO-DATE STABILIZED DEVELOPMENT					170,870	$37,532	100%

Some of the enclosed information presented is forward-looking in nature, including information concerning development timing and investment amounts. Although the information is based on Kilroy Realty Corporation’s current expectations, actual results could vary from expectations stated here. Numerous factors will affect Kilroy Realty Corporation’s actual results, some of which are beyond its control. These include the timing and strength of regional economic growth, the strength of commercial and industrial real estate markets, competitive market conditions, future interest rate levels and capital market conditions. You are cautioned not to place undue reliance on this information, which speaks only as of the date of this report. Kilroy Realty Corporation assumes no obligation to update publicly any forward-looking information, whether as a result of new information, future events or otherwise. For a discussion of important risks related to Kilroy Realty Corporation’s business, and an investment in its securities, including risks that could cause actual results and events to differ materially from results and events referred to in the forward-looking information, see the discussion under the caption “Business Risks“ in Kilroy Realty Corporation’s annual report on Form 10-K for the year ended December 31, 2000. In light of these risks, uncertainties and assumptions, the forward-looking events contained contained in this supplement information might not occur.

Kilroy Realty Corporation
Second Quarter 2001 Supplemental Financial Report

In-Process and Committed Development Projects
($ in thousands)

Project	Location	Type	Estimated Construction Period		Est. Stabilization Date(2)	Rentable Square Feet	Total Estimated Investment	% Committed (3)
			Start Date	Compl. Date
PROJECTS IN LEASE-UP:
Calabasas Park Centre—Phase II	Calabasas, CA	Office	2Q 2000	1Q 2001	1Q 2002	98,706	$ 21,166	58%
Calabasas Park Centre—Phase III(4)	Calabasas, CA	Office	3Q 2000	1Q 2001	3Q 2001	11,789	2,676	100%
Innovation Corporate Center—Lot 8	San Diego, CA	Office	2Q 2000	2Q 2001	2Q 2002	46,759	9,093	51%
Innovation Corporate Center—Lot 12	San Diego, CA	Office	2Q 2000	2Q 2001	2Q 2002	70,617	11,926	0%
Peregrine Systems Corporate Ctr—Bld 3(1),(5)	Del Mar, CA	Office	2Q 2000	2Q 2001	4Q 2001	129,752	27,168	100%

Subtotal						357,623	$ 72,029	62%

PROJECTS UNDER CONSTRUCTION:
Imperial & Sepulveda	El Segundo, CA	Office	1Q 2001	4Q 2001	4Q 2002	133,678	$ 35,752	0%
Pacific Corporate Center—Lots 25 & 27	San Diego, CA	Office	2Q 2001	1Q 2002	1Q 2003	68,400	13,907	0%
Sorrento Gateway—Lot 4(1)	San Diego, CA	Office	2Q 2001	1Q 2002	1Q 2002	60,662	15,888	100%
Westside Media Center—Phase III	West LA, CA	Office	4Q 2000	1Q 2002	1Q 2003	151,000	53,527	0%

Subtotal						413,740	$119,074	15%

TOTAL PROJECTS IN LEASE UP AND UNDER CONSTRUCTION						771,363	$191,103	37%

COMMITTED DEVELOPMENT:
Brobeck, Phleger & Harrison Expansion	Del Mar, CA	Office	3Q 2001	3Q 2002	3Q 2002	89,168	$ 22,910	100%
Peregrine Systems Corporate Ctr—Bld 4(1)	Del Mar, CA	Office	3Q 2001	4Q 2002	2Q 2003	114,780	26,050	100%

						203,948	$ 48,960	100%

TOTAL IN-PROCESS AND COMMITTED DEVELOPMENT PROJECTS:						975,311	$240,063	50%

(1)
Project is being developed by a Development LLC in which the Company holds a 50% managing interest. The estimated investment figure includes the capital required to purchase the remaining 50% interest in the project.

(2)	Based on management’s estimation of the earlier of stabilized occupancy (95%) or one year from the date of substantial completion.
(3)	Includes executed leases, calculated on a square footage basis.
(4)	This project is 100% leased to one tenant. It is expected that the tenant will take occupancy of 100% of the space during the third quarter of 2001.
(5)
This project is 100% leased to one tenant. The tenant occupied 82% of the project at June 30, 2001 under a staged move-in plan.
It is expected that the tenant will take occupancy of the remaining space during the fourth quarter of 2001.

Some of the enclosed information presented is forward-looking in nature, including information concerning development timing and investment amounts. Although the information is based on Kilroy Realty Corporation’s current expectations, actual results could vary from expectations stated here. Numerous factors will affect Kilroy Realty Corporation’s actual results, some of which are beyond its control. These include the timing and strength of regional economic growth, the strength of commercial and industrial real estate markets, competitive market conditions, future interest rate levels and capital market conditions. You are cautioned not to place undue reliance on this information, which speaks only as of the date of this report. Kilroy Realty Corporation assumes no obligation to update publicly any forward-looking information, whether as a result of new information, future events or otherwise. For a discussion of important risks related to Kilroy Realty Corporation’s business, and an investment in its securities, including risks that could cause actual results and events to differ materially from results and events referred to in the forward-looking information, see the discussion under the caption “Business Risks“ in Kilroy Realty Corporation’s annual report on Form 10-K for the year ended December 31, 2000. In light of these risks, uncertainties and assumptions the forward-looking events contained in this supplemental information might not occur.

Kilroy Reality Corporation
Second Quarter 2001 Supplemental Financial Report

Future Development Pipeline
($ in thousands)

Project	Location	Type	Rentable Square Feet	Total Estimated Investment
SAN DIEGO COUNTY:
Innovation Corporate Center—Lot 2	San Diego, CA	Office	51,187	$ 9,681
Innovation Corporate Center—Lot 4	San Diego, CA	Office	75,000	13,150
Innovation Corporate Center—Lot 9	San Diego, CA	Office	65,867	11,803
Innovation Corporate Center—Lot 10	San Diego, CA	Office	37,405	7,554
Pacific Corporate Center—Lots 3, 4 & 6	San Diego, CA	Office	225,000	44,128
Pacific Corporate Center—Lot 8	San Diego, CA	Office	116,157	24,992
San Diego Corporate Center—Lot 7	Del Mar, CA	Office	207,842	62,200
Santa Fe Summit—Phase I	San Diego, CA	Office	150,000	32,243
Santa Fe Summit—Phase II	San Diego, CA	Office	150,000	33,958
Sorrento Gateway—Lot 1	San Diego, CA	Office	54,878	11,052
Sorrento Gateway—Lot 2(1)	San Diego, CA	Office	70,000	13,730
Sorrento Gateway—Lot 3(1)	San Diego, CA	Office	56,800	11,064
Sorrento Gateway—Lot 7(1)	San Diego, CA	Office	57,000	11,484

Subtotal			1,317,136	$287,039

TOTAL FUTURE DEVELOPMENT PIPELINE			1,317,136	$287,039

(1)
Project is being developed by a Development LLC in which the Company holds a 50% interest. The estimated investment figure includes the capital required to purchase the remaining 50% interest in the project.

Some of the enclosed information presented is forward-looking in nature, including information concerning development timing and investment amounts. Although the information is based on Kilroy Realty Corporation’s current expectations, actual results could vary from expectations stated here. Numerous factors will affect Kilroy Realty Corporation’s actual results, some of which are beyond its control. These include the timing and strength of regional economic growth, the strength of commercial and industrial real estate markets, competitive market conditions, future interest rate levels and capital market conditions. You are cautioned not to place undue reliance on this information, which speaks only as of the date of this report. Kilroy Realty Corporation assumes no obligation to update publicly any forward-looking information, whether as a result of new information, future events or otherwise. For a discussion of important risks related to Kilroy Realty Corporation’s business and an investment in its securities, including risks that could cause actual results and events to differ materially from results and events referred to in the forward-looking information, see the discussion under the caption “Business Risks“ in Kilroy Realty Corporation’s annual report on Form 10-K for the year ended December 31, 2000. In light of these risks, uncertainties and assumptions, the forward-looking events contained in this supplement information might not occur.

Kilroy Realty Corporation
Second Quarter 2001 Supplemental Financial Report

Capital Structure
At June 30, 2001
($ in thousands)

	Shares/Units at June 30, 2001	Aggregate Principal Amount or $ Value Equivalent	% of Total Market Capitalization
DEBT:
Secured Debt		$ 438,947	24.9%
Unsecured Line of Credit		185,000	10.5%
Unsecured Term Facility		100,000	5.7%

Total Debt		$ 723,947	41.1%

EQUITY:
8.075% Series A Cumulative Redeemable Preferred Units(1)	1,500,000	$ 75,000	4.3%
9.375% Series C Cumulative Redeemable Preferred Units(1)	700,000	35,000	2.0%
9.250% Series D Cumulative Redeemable Preferred Units(1)	900,000	45,000	2.5%
Common Units Outstanding(2)	3,062,854	89,129	5.1%
Common Shares Outstanding(2)	27,265,614	793,429	45.0%

Total Equity		$1,037,558	58.9%

TOTAL MARKET CAPITALIZATION		$1,761,505	100.0%

(1)	Value based on $50.00 per share liquidation preference.
(2)	Valued based on closing share price of $29.10 at June 30, 2001.

Kilroy Realty Corporation
Second Quarter 2001 Supplemental Financial Report

Debt Analysis
At June 30, 2001
($ in thousands)

SECURED DEBT AND UNSECURED TERM FACILITY PRINCIPAL REPAYMENT SCHEDULE
2001	2002	2003	2004	2005	Thereafter	Total

$12,175	$6,148	$173,678	$127,719	$16,965	$202,262	$538,947

TOTAL DEBT COMPOSITION
	% of Total Debt	Weighted Average
		Interest Rate	Maturity
Secured vs. Unsecured Debt:
Secured Debt	60.6%	6.9%	5.3
Unsecured Debt	39.4%	7.6%	2.0

Floating vs. Fixed Rate Debt:
Fixed Rate Debt (1),(2),(4)	77.1%	7.5%	4.6
Floating Rate Debt (3)	22.9%	6.0%	2.0

Total Debt		7.2%	4.0

UNSECURED LINE OF CREDIT
Total Line	Outstanding Balance	Expiration Date
$400,000	$185,000	November 2002

CAPITALIZED INTEREST
Quarter-to-Date	Year-to-Date
$3.4 million	$6.7 million

(1)	The Company currently has an interest-rate swap agreement to fix LIBOR on $150 million of its floating rate debt at 6.95% which expires in February 2002.
(2)	The Company currently has an interest-rate swap agreement to fix LIBOR on $150 million of its floating rate debt at 5.48% which expires in November 2002.
(3)

The Company, through one of its Development LLCs, currently has an interest-rate cap agreement to cap LIBOR on its floating rate construction debt at 8.5% which expires in April 2002. The notional amount of the cap increases over the life of the agreement as the balance of the related construction loan increases. At June 30, 2001, the notional amount of the cap agreement was approximately $54.4 million.

(4)

The percentage of fixed rate debt to total debt does not take into consideration the portion of floating rate debt capped by the Company's interest-rate cap agreement. Including the effects of the interest-rate cap agreement, the Company had fixed or capped approximately 84.7% of its total outstanding debt at June 30, 2001.